NET (LOSS) EARNINGS PER SHARE - (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Schedule of Antidilutive Securities Excluded from Computation of Earnings Per Share
The following table shows the type and number (in thousands) of potentially dilutive shares excluded from the diluted earnings (loss) per share calculations for the periods presented as their effect would have been anti-dilutive:

	December 31, 2012	December 31, 2011
Potentially dilutive shares:
Convertible notes	5,238	5,238
Unvested restricted stock awards and restricted stock units	1,107	916
Stock options	107	178
Warrants	3,000	3,000
Total potentially dilutive shares	9,452	9,332